UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-18225	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 9, 2019, Cisco Systems, Inc. (“Cisco”) announced its entry into a definitive agreement for Cisco to acquire Acacia Communications, Inc. (“Acacia”). Acacia designs and manufactures high-speed, optical interconnect technologies that allow webscale companies, service providers, and data center operators to meet the fast-growing consumer demands for data.

Under the terms of the agreement, Cisco has agreed to acquire Acacia for $70.00 per share in cash, or for approximately $2.6 billion on a fully diluted basis, net of cash and marketable securities. The acquisition has been approved by the board of directors of each company.

The acquisition is expected to close during the second half of Cisco’s fiscal year 2020, subject to customary closing conditions and regulatory review.

Prior to the completion of the transaction, Cisco and Acacia will continue to operate as separate companies. Upon completion of the transaction, Acacia employees will join Cisco’s Optical Systems and Optics business within the Networking and Security business under David Goeckeler.

On July 9, 2019, Cisco and Acacia issued a joint press release relating to the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected benefits to Cisco, Acacia and their respective customers from completing the acquisition, integration of Acacia’s technology into Cisco’s networking portfolio, the expected completion of the acquisition, the expected financial performance of Cisco following the expected completion of the acquisition, and plans regarding Acacia personnel. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, obtaining Acacia’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on Acacia’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt Acacia’s current plans and business operations, risks related to the diverting of management’s attention from Acacia’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of Acacia and the ability of Cisco to successfully integrate Acacia’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent reports on Forms 10-Q and 10-K filed on May 21, 2019 and September 6, 2018, respectively. Cisco undertakes no obligation to revise or update any forward-looking statements for any reason.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Acacia will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Acacia. Acacia’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Acacia by going to Acacia’s Investor Relations page on its corporate website at http://ir.acacia-inc.com or by contacting Acacia Investor Relations at (212) 871-3927.

Acacia and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Acacia’s stockholders with respect to the acquisition. Information about Acacia’s directors and executive officers, including their ownership of Acacia securities, is set forth in the proxy statement for Acacia’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, Form 8-K filed with the SEC on June 3, 2019, and Acacia’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Acacia and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Acacia’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cisco Systems, Inc. and Acacia, dated July 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: July 9, 2019	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary